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                                                             EXHIBIT 23.1

                   CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the use in the Prospectus constituting part of this Registration Statement on Form S-1 of our report dated August 23, 1996, except as to Note 15 which is as of September 30, 1996, relating to the consolidated financial statements of Omniquip International, Inc., which appears in such Prospectus. We also consent to the application of such report to the Financial Statement Schedules for the period August 17, 1995 to September 30, 1995 and for the period October 1, 1995 to June 30, 1996 listed under Item 16(b) of this Registration Statement when such schedules are read in conjunction with the financial statements referred to in our report. The audits referred to in such report also included these schedules. We also consent to the references to us under the headings "Experts" and "Selected Consolidated Financial Data" in such Prospectus. However, it should be noted that Price Waterhouse LLP has not prepared or certified such "Selected Consolidated Financial Data."

PRICE WATERHOUSE LLP
St. Louis, Missouri
September 30, 1996

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                      CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the use in the Prospectus constituting part of this Registration Statement on Form S-1 of our report dated July 15, 1996, relating to the financial statements of TRAK International, Inc., which appears in such Prospectus. We also consent to the application of such report to the Financial Statement Schedules for the period October 1, 1994 to August 16, 1995 and for the fiscal years ended September 30, 1994 and 1993, respectively, listed under Item 16(b) of this Registration Statement when such schedules are read in conjunction with the financial statements referred to in our report. The audits referred to in such report also included these schedules. We also consent to the references to us under the headings "Experts" and "Selected Consolidated Financial Data" in such Prospectus. However, it should be noted that Price Waterhouse LLP has not prepared or certified such "Selected Consolidated Financial Data."


PRICE WATERHOUSE LLP
St. Louis, Missouri
September 30, 1996


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               CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the use in the Prospectus constituting part of this Registration Statement on Form S-1 of our report dated August 30, 1996, relating to the financial statements of Lull Industries, Inc., which appears in such Prospectus. We also consent to the references to us under the headings "Experts" and "Selected Consolidated Financial Data" in such Prospectus. However, it should be noted that Price Waterhouse LLP has not prepared or certified such "Selected Consolidated Financial Data."


PRICE WATERHOUSE LLP
St. Louis, Missouri
September 30, 1996